Exhibit 99.2

COLONIAL
PROPERTIES TRUST

Second Quarter 2012
Supplemental Financial Information

2101 6th Avenue North, Suite 750 | Birmingham, AL 35203 | 205.250.8700 | www.colonialprop.com

	TABLE OF CONTENTS
	Overview and Contact Information.............................................................................................................................	3
1	Financial Highlights.....................................................................................................................................................	4
2	Quarterly Earnings Announcement and Financial Statements
	Consolidated Statements of Operations / Shares ...................................................................................................	5
	Funds from Operations (FFO) Reconciliation...........................................................................................................	7
	Balance Sheets........................................................................................................................................................	8
3	Multifamily
	Portfolio Statistics.....................................................................................................................................................	9
	Components of Net Operating Income (NOI)...........................................................................................................	10
	Capitalized Expenditures..........................................................................................................................................	10
	Same Property Comparisons...................................................................................................................................	11
4	Joint Ventures
	Operating Data / Balance Sheet Data......................................................................................................................	15
	Investment Summary................................................................................................................................................	16
	Three/Six Month Income Summary...........................................................................................................................	17
	Commercial Operational Statistics...........................................................................................................................	18
5	Real Estate Activities...................................................................................................................................................	19
6	Consolidated Data
	Development Pipeline..............................................................................................................................................	20
	Debt Summary / Coverage Ratios / Covenants / Market Capitalization...................................................................	21
	Supplemental Data / Investment Activities...............................................................................................................	24
7	Corporate Reconciliations
	Revenues / Expenses / NOI.....................................................................................................................................	25
	NOI from Discontinued Operations / Adjusted EBITDA...........................................................................................	26
	SEC Coverage Ratios...............................................................................................................................................	28
8	Appendix
	Multifamily Property Table.....................................................................................................................................	28
	Commercial Property Table.......................................................................................................................................	32
	Unconsolidated Joint Venture Summary...................................................................................................................	33
9	Glossary of Terms........................................................................................................................................................	34
Forward Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release may constitute, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company's actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing at reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.

Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.

The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors: in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE: CLP) is a real estate investment trust (REIT) that creates value for its shareholders through a multifamily focused portfolio that owns, operates and develops multifamily communities primarily located in the Sunbelt region of the United States. Also, we create additional value for our shareholders by managing commercial assets, primarily through joint venture investments, and pursuing development opportunities. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.

Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol "CLP".

Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.

COLONIAL PROPERTIES STRATEGY

Achieve Consistent Long-term Performance through:

-Owning a multifamily portfolio                -Managing multifamily, office, retail and mixed-use properties
-Investing in high growth Sunbelt cities            -Delivering additional income from the taxable REIT
-Pursuing strategic acquisition, disposition and         subsidiary (TRS)
development opportunities                -Ensuring a strong balance sheet and liquidity position
-Achieving operating excellence

CONTACT INFORMATION
Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 - fax	Investor Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 - fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970

EQUITY RESEARCH COVERAGE
Barclays	Ross Smotrich	212-526-2306
BMO Capital Markets	Rich Anderson	212-885-4180
BoA/Merrill Lynch	Jana Galan	646-855-3081
Citigroup	Michael Bilerman / Eric Wolfe	212-816-1383 / 212-816-5871
DISCERN, Inc.	David Wigginton	646-863-4177
Green Street Advisors	Andy McCulloch	949-640-8780
Sandler O'neill & Partners	Alex Goldfarb	212-466-7937
Standard & Poor's Research	Raymond Mathis	212-438-9558
UBS	Ross Nussbaum	212-713-2484
Wells Fargo Securities, LLC	Jeff Donnelly	617-603-4262
Wunderlich Securities	Merrill Ross	703-669-9255

GUIDANCE
	FYE 2012 Range
Diluted Income per Share	$0.03	$0.17
Plus: Real Estate Depreciation & Amortization	1.45	1.45
Less: Gain on Sale of Operating Properties	(0.25)	(0.35)
Total Diluted Funds from Operation ("FFO") per Share	$1.23	$1.27

COLONIAL PROPERTIES TRUST
Financial Highlights
Second Quarter 2012

FINANCIAL HIGHLIGHTS
($ in 000s, except per share and unit data)	Three Months Ended		Six Months Ended
	6/30/2012	6/30/2011	6/30/2012	6/30/2011

Total property revenue (1)	$98,132	$87,732	$194,135	$171,683

Multifamily property revenue (2)	90,204	84,031	178,035	164,111
Multifamily property NOI (2)	54,727	49,656	107,626	96,607

Management & leasing fee revenue	1,471	2,173	2,815	3,984

Adjusted EBITDA (3)	60,446	57,519	118,749	111,890

Net income (loss) per share:
Basic	0.19	(0.08)	0.12	(0.22)
Diluted	0.19	(0.08)	0.12	(0.22)

Funds from operations per share:
Basic	0.32	0.32	0.61	0.58
Diluted	0.32	0.32	0.61	0.58

Dividends per share	0.18	0.15	0.36	0.30

Dividends/EPS (diluted) payout ratio	94.7%	(187.5)%	300.0%	(136.4)%
Dividends/FFO (diluted) payout ratio	56.3%	46.9%	59.0%	51.7%

Consolidated interest expense (1)	$23,277	$20,759	$46,330	$41,998
Consolidated interest income (1)	(558)	(390)	(1,589)	(806)
Net interest expense (1)	22,719	20,369	44,741	41,192

Pro-rata share of joint venture interest expense	2,243	2,925	4,534	5,862

Principal reductions	567	496	1,139	860
Preferred dividends & distributions	—	906	—	1,813

Interest coverage ratio (4)	2.4	2.4	2.3	2.3
Fixed charge coverage ratio (4)	2.3	2.3	2.3	2.2
Fixed charge with capitalized interest ratio (4)	2.3	2.3	2.2	2.2

Multifamily same property NOI increase (5)	7.3%	7.5%	7.8%	6.6%
(# of apartment homes included)	30,323	30,959	30,323	30,959

			As of	As of
			6/30/2012	12/31/2011
Total assets			$3,302,663	$3,258,605
Total debt			1,842,032	1,759,727
Common shares and units, outstanding end of period			95,180	94,643
Share price, end of period			22.14	20.86
Book equity value, end of period			1,341,698	1,364,173
Market equity value, end of period (6)			2,107,285	1,974,253
Debt to total market capitalization ratio (7)			46.6%	47.1%
Unencumbered real estate assets (at cost) to unsecured debt ratio (7)			248.1%	259.6%

(1) Represents consolidated properties excluding amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(2) For components of revenues and NOI, see page 10.
(3) For a reconciliation of Adjusted EBITDA, see page 27.
(4) For additional information on these calculations, see page 22.
(5) Multifamily same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year.
(6) Includes common shares and units.
(7) Excludes the Company's pro-rata share of partially-owned unconsolidated debt.

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2012

CONSOLIDATED STATEMENTS OF OPERATIONS
($ in 000s, except per share data)	Three Months Ended		Six Months Ended
	6/30/2012	6/30/2011	6/30/2012	6/30/2011
Revenues
Minimum Rent	$81,582	$73,093	$161,628	$143,168
Tenant Recoveries	2,120	1,928	4,437	3,935
Other Property Related Revenue	14,430	12,711	28,070	24,580
Other Non-Property Related Revenue	1,471	2,173	2,815	3,984
Total Revenues	99,603	89,905	196,950	175,667

Operating Expenses
Operating Expenses:
Property Operating Expense	27,335	25,131	53,894	48,990
Taxes, Licenses and Insurance	11,115	10,045	22,339	20,291
Total Property Operating Expenses	38,450	35,176	76,233	69,281
Property Management Expense	3,001	2,181	5,847	4,603
General and Administrative Expense	5,446	5,188	11,213	10,390
Management Fees and Other Expenses	1,769	1,884	3,814	3,653
Investment and Development Expense (1)	205	393	592	979
Depreciation	30,472	29,130	60,818	57,874
Amortization	1,324	1,773	3,142	3,584
Impairment and Other Losses (2)	395	148	895	2,244
Total Operating Expenses	81,062	75,873	162,554	152,608
Income from Operations	18,541	14,032	34,396	23,059

Other Income (Expense)
Interest Expense	(23,277)	(20,394)	(46,330)	(41,272)
Debt Cost Amortization	(1,402)	(1,146)	(2,835)	(2,298)
Interest Income	556	336	1,550	668
Income (Loss) from Partially-Owned Investments	21,349	(134)	22,022	(474)
(Loss) Gain on Sale of Property	(9)	23	(235)	(56)
Income Tax and Other	(277)	(271)	(465)	(519)
Total Other Income (Expense)	(3,060)	(21,586)	(26,293)	(43,951)
Income (Loss) from Continuing Operations	15,481	(7,554)	8,103	(20,892)

Discontinued Operations
Income from Discontinued Operations (2)	2,250	1,510	3,177	3,092
Loss on Disposal of Discontinued Operations	(12)	—	(14)	—
Net Income from Discontinued Operations	2,238	1,510	3,163	3,092

Net Income (Loss)	17,719	(6,044)	11,266	(17,800)

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	(8)	(41)	(17)	(43)
Noncontrolling Interest in CRLP - Preferred	—	(906)	—	(1,813)
Noncontrolling Interest in CRLP - Common	(1,166)	673	(609)	1,847
Discontinued Operations
Noncontrolling Interest in CRLP - Common	(168)	(119)	(239)	(251)
Income Attributable to Noncontrolling Interest	(1,342)	(393)	(865)	(260)

Net Income (Loss) Available to Common Shareholders	$16,377	$(6,437)	$10,401	$(18,060)

Income (Loss) per Share - Basic
Continuing Operations	$0.16	$(0.09)	$0.08	$(0.26)
Discontinued Operations	0.03	0.01	0.04	0.04
EPS - Basic	$0.19	$(0.08)	$0.12	$(0.22)

Income (Loss) per Share - Diluted
Continuing Operations	$0.16	$(0.09)	$0.08	$(0.26)
Discontinued Operations	0.03	0.01	0.04	0.04
EPS - Diluted	$0.19	$(0.08)	$0.12	$(0.22)

(1) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(2) During the six months ended June 30, 2012, the Company recorded $0.9 million in charges as a result of warranty claims on units previously sold at two of the Company's for-sale residential projects and $0.3 million in non-cash impairment charges (classified in "Income from Discontinued Operations"). During the six months ended June 30, 2011, the Company recorded a $1.5 million charge for a loss contingency related to certain litigation, $0.5 million in casualty losses and $0.2 million in non-cash impairment charges.

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2012

SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)	Three Months Ended		Six Months Ended
	6/30/2012	6/30/2011	6/30/2012	6/30/2011
Basic
Shares	87,201	83,588	87,106	81,562
Operating Partnership Units (OP Units)	7,162	7,259	7,166	7,271
Total Shares & OP Units	94,363	90,847	94,272	88,833

Dilutive Common Share Equivalents	289	—	276	—

Diluted (1)
Shares	87,490	83,588	87,382	81,562
Total Shares & OP Units	94,652	90,847	94,548	88,833

(1) For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2012

FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)	Three Months Ended		Six Months Ended
	6/30/2012	6/30/2011	6/30/2012	6/30/2011
Net Income (Loss) Available to Common Shareholders	$16,377	$(6,437)	$10,401	$(18,060)
Noncontrolling Interest in CRLP (Operating Partnership Unitholders)	1,334	(554)	848	(1,596)
Total	17,711	(6,991)	11,249	(19,656)

Adjustments - Consolidated Properties
Depreciation - Real Estate	31,169	31,779	63,131	63,530
Amortization - Real Estate	1,502	1,984	3,620	4,030
Impairment on Depreciable Asset	271	—	271	—
Remove: (Gain)/Loss on Sale of Property, net of Income Tax and Noncontrolling Interest	20	(23)	249	56
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and
Noncontrolling Interest	(8)	10	(269)	(69)
Total Adjustments - Consolidated	32,954	33,750	67,002	67,547

Adjustments - Unconsolidated Properties
Depreciation - Real Estate	1,035	1,598	2,151	3,249
Amortization - Real Estate	355	528	722	1,182
Remove: (Gain)/Loss on Sale of Property	(21,906)	4	(22,709)	25
Total Adjustments - Unconsolidated	(20,516)	2,130	(19,836)	4,456

Funds from Operations	$30,149	$28,889	$58,415	$52,347

Income Allocated to Participating Securities	(242)	(216)	(460)	(399)

Funds from Operations Available to Common Shareholders and Unitholders	$29,907	$28,673	$57,955	$51,948

FFO per Share
Basic	$0.32	$0.32	$0.61	$0.58
Diluted	$0.32	$0.32	$0.61	$0.58

FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before noncontrolling interest (determined in accordance with GAAP), excluding gains (losses) from sales of depreciated property and impairment write-downs of depreciable real estate, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the
Company's performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company's financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company's industry.

The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.
FFO should not be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2012

BALANCE SHEET
($ in 000s)	As of	As of
	6/30/2012	12/31/2011
ASSETS
Real Estate Assets
Operating Properties	$3,386,946	$3,445,455
Undeveloped Land & Construction in Progress	340,530	306,826
Total Real Estate, before Depreciation	3,727,476	3,752,281

Less: Accumulated Depreciation	(773,631)	(731,894)
Real Estate Assets Held for Sale, net	148,412	10,543
Net Real Estate Assets	3,102,257	3,030,930
Cash and Equivalents	7,009	6,452
Restricted Cash	23,416	43,489
Accounts Receivable, net	25,432	26,762
Notes Receivable	42,761	43,787
Prepaid Expenses	17,412	19,912
Deferred Debt and Lease Costs	25,778	22,408
Investment in Unconsolidated Subsidiaries	9,293	12,303
Other Assets	49,305	52,562
Total Assets	$3,302,663	$3,258,605

LIABILITIES
Unsecured Credit Facility	$117,243	$184,000
Notes and Mortgages Payable	1,724,789	1,575,727
Total Debt	1,842,032	1,759,727
Accounts Payable	33,193	50,266
Accrued Interest	12,030	11,923
Accrued Expenses	33,730	15,731
Investment in Unconsolidated Subsidiaries	6,795	31,577
Other Liabilities	33,185	25,208
Total Liabilities	1,960,965	1,894,432

Redeemable Common Units	167,310	159,582

EQUITY
Limited Partner's Noncontrolling Interest	707	728

Cumulative Earnings	1,278,359	1,267,958
Cumulative Distributions	(1,894,461)	(1,862,838)
Common Equity, including Additional Paid-in Capital	1,963,309	1,965,812
Treasury Shares, at Cost	(150,163)	(150,163)
Accumulated Other Comprehensive Loss	(23,363)	(16,906)
Total Equity, including Noncontrolling Interest	1,174,388	1,204,591
Total Liabilities and Equity	$3,302,663	$3,258,605

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)	As of	As of
	6/30/2012	12/31/2011
Basic
Shares	88,026	87,474
Operating Partnership Units (OP Units)	7,154	7,169
Total Shares & OP Units	95,180	94,643

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Second Quarter 2012

COMMUNITY PORTFOLIO AT JUNE 30, 2012 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	In	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	2,598	—	2,598	72	2,670	—	2,670	—	2,670
Austin	2,908	336	3,244	—	3,244	—	3,244	296	3,540
Birmingham	1,608	—	1,608	—	1,608	—	1,608	—	1,608
Charleston	1,578	312	1,890	—	1,890	—	1,890	—	1,890
Charlotte	4,530	321	4,851	—	4,851	—	4,851	434	5,285
Dallas/Fort Worth	3,688	590	4,278	29	4,307	256	4,563	—	4,563
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	—	1,756	—	1,756	—	1,756	802	2,558
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	2,328	666	2,994	74	3,068	—	3,068	—	3,068
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	1,437	—	1,437	—	1,437	—	1,437	—	1,437
Other	4,404	761	5,165	—	5,165	486	5,651	—	5,651

Total Portfolio	30,323	2,986	33,309	175	33,484	742	34,226	1,532	35,758

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)					PHYSICAL OCCUPANCY (3)

			Total NOI
	Same Property		Incl. JV's at		Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	Communities		Pro Rata % (4)		2012	2012	2011	2011	2011

Atlanta		8.6%	7.9%		95.5%	96.5%	96.1%	95.3%	95.7%
Austin		9.4%	9.4%		96.7%	96.5%	96.0%	97.2%	96.6%
Birmingham		5.0%	4.5%		96.7%	96.5%	95.3%	95.6%	95.1%
Charleston		5.2%	5.6%		95.3%	96.9%	97.4%	96.8%	98.4%
Charlotte		14.2%	14.0%		96.4%	95.4%	95.9%	96.0%	96.0%
Dallas/Fort Worth		10.7%	11.9%		96.1%	95.1%	92.7%	93.5%	95.6%
Huntsville		2.8%	2.5%		97.4%	95.2%	93.7%	96.1%	97.6%
Orlando		7.1%	6.4%		95.8%	95.3%	96.0%	95.2%	97.2%
Phoenix		3.7%	3.3%		96.6%	95.8%	96.2%	97.7%	94.6%
Raleigh		8.0%	9.8%		95.7%	96.1%	96.1%	96.7%	95.8%
Richmond		5.5%	4.9%		94.0%	96.0%	96.0%	96.9%	95.5%
Savannah		5.5%	4.9%		94.8%	98.2%	96.8%	97.7%	98.1%
Other		14.3%	14.9%		96.2%	96.3%	95.8%	95.4%	96.1%

Total Portfolio (5)		100.0%	100.0%		96.0%	96.1%	95.6%	95.9%	96.2%

Same Property (6)					96.0%	96.0%	95.9%	96.1%	96.2%

(1) Joint venture units shown represents the Company's pro-rata share of total units. There are 1,016 total units at the Company's partially-owned apartment communities.
(2) For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(3) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development. For a detailed occupancy listing by property, see the Multifamily Property Table on page 29.
(4) Based on total NOI from wholly-owned operating communities and the Company's pro-rata share of total NOI from joint venture communities.
(5) Total portfolio occupancy includes wholly-owned operating communities and joint venture communities.
(6) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Second Quarter 2012
($ in 000s, except property data and per unit amounts)

COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended			Six Months Ended
	Homes	6/30/2012	6/30/2011	Change	6/30/2012	6/30/2011	Change
Property Revenue
Same Property Communities (2)	30,323	$80,277	$76,515	$3,762	$159,120	$150,926	$8,194
Non-Same Property Communities	2,986	8,572	3,186	5,386	16,717	4,604	12,113
Joint Venture Communities (3)	175	477	699	(222)	946	1,410	(464)
Lease up / Development Communities	2,274	867	—	867	1,229	—	1,229
Dispositions / Other	—	11	3,631	(3,620)	23	7,171	(7,148)
Total Property Revenue	35,758	$90,204	$84,031	$6,173	$178,035	$164,111	$13,924

Property Expenses
Same Property Communities (2)	30,323	$31,394	$30,940	$454	$62,642	$61,416	$1,226
Non-Same Property Communities	2,986	3,262	1,418	1,844	6,442	2,049	4,393
Joint Venture Communities (3)	175	204	323	(119)	408	687	(279)
Lease up / Development Communities	2,274	613	15	598	914	15	899
Dispositions / Other	—	4	1,679	(1,675)	3	3,337	(3,334)
Total Property Expenses	35,758	$35,477	$34,375	$1,102	$70,409	$67,504	$2,905

Property Net Operating Income
Same Property Communities (2)	30,323	$48,883	$45,575	$3,308	$96,478	$89,510	$6,968
Non-Same Property Communities	2,986	5,310	1,768	3,542	10,275	2,555	7,720
Joint Venture Communities (3)	175	273	376	(103)	538	723	(185)
Lease up / Development Communities	2,274	254	(15)	269	315	(15)	330
Dispositions / Other	—	7	1,952	(1,945)	20	3,834	(3,814)
Total Property Net Operating Income	35,758	$54,727	$49,656	$5,071	$107,626	$96,607	$11,019

CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended			Six Months Ended
	Homes	6/30/2012	6/30/2011	Change	6/30/2012	6/30/2011	Change
Capitalized Expenses
Same Property Communities (2)	30,323	$8,444	$5,728	$2,716	$11,103	$8,776	$2,327
Non-Same Property Communities	2,986	435	78	357	730	80	650
Joint Venture Communities (3)	175	26	110	(84)	40	123	(83)
Dispositions / Other	—	17	87	(70)	10	120	(110)
Total Property Capitalized Expenses	33,484	$8,922	$6,003	$2,919	$11,883	$9,099	$2,784

Capitalized Expenses per Unit
Same Property Communities (2)	30,323	$278	$189	$89	$366	$289	$77
Non-Same Property Communities	2,986	146	26	120	244	27	218
Joint Venture Communities	175	149	629	(480)	229	703	(474)
Total Per Unit	33,484	$266	$179	$87	$355	$272	$83

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(2) The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.
(3) Includes the Company's pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Second Quarter 2012
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED JUNE 30, 2012 (1)

		Revenues			Expenses			NOI
	2Q12	2Q11	% Chg	2Q12	2Q11	% Chg	2Q12	2Q11	% Chg

Atlanta	$7,275	$7,011	3.8%	$3,063	$2,958	3.5%	$4,212	$4,053	3.9%
Austin	8,031	7,457	7.7%	3,441	3,367	2.2%	4,590	4,090	12.2%
Birmingham	4,021	3,825	5.1%	1,579	1,607	(1.7)%	2,442	2,218	10.1%
Charleston	4,161	3,975	4.7%	1,631	1,608	1.4%	2,530	2,367	6.9%
Charlotte	11,060	10,334	7.0%	4,115	4,083	0.8%	6,945	6,251	11.1%
Dallas / Fort Worth	9,549	9,157	4.3%	4,302	4,168	3.2%	5,247	4,989	5.2%
Huntsville	2,148	2,096	2.5%	800	761	5.1%	1,348	1,335	1.0%
Orlando	5,555	5,318	4.5%	2,062	1,994	3.4%	3,493	3,324	5.1%
Phoenix	2,685	2,477	8.4%	892	884	0.9%	1,793	1,593	12.6%
Raleigh	6,054	5,767	5.0%	2,125	2,174	(2.3)%	3,929	3,593	9.4%
Richmond	4,397	4,291	2.5%	1,705	1,696	0.5%	2,692	2,595	3.7%
Savannah	4,055	3,947	2.7%	1,376	1,412	(2.5)%	2,679	2,535	5.7%
Other	11,286	10,860	3.9%	4,303	4,228	1.8%	6,983	6,632	5.3%

Total Same Property (2)	$80,277	$76,515	4.9%	$31,394	$30,940	1.5%	$48,883	$45,575	7.3%

	Financial Occupancy (3)			Revenue per Unit (4)			Rent per Unit (5)
	2Q12	2Q11	% Chg	2Q12	2Q11	% Chg	2Q12	2Q11	% Chg

Atlanta	95.2%	95.0%	0.2%	$980	$947	3.5%	$800	$771	3.8%
Austin	95.8%	95.9%	(0.1)%	961	892	7.7%	809	753	7.4%
Birmingham	96.5%	96.7%	(0.2)%	864	820	5.4%	736	703	4.7%
Charleston	95.4%	97.9%	(2.5)%	921	857	7.5%	764	711	7.5%
Charlotte	94.9%	95.3%	(0.4)%	857	798	7.4%	717	668	7.3%
Dallas / Fort Worth	93.7%	95.1%	(1.4)%	921	870	5.9%	762	723	5.4%
Huntsville	95.5%	97.2%	(1.7)%	897	860	4.3%	734	715	2.7%
Orlando	95.0%	96.2%	(1.2)%	1,110	1,049	5.8%	946	897	5.5%
Phoenix	94.6%	93.9%	0.7%	994	923	7.7%	836	780	7.2%
Raleigh	94.7%	96.0%	(1.3)%	915	860	6.4%	778	738	5.4%
Richmond	94.1%	94.9%	(0.8)%	916	886	3.4%	754	727	3.7%
Savannah	96.8%	98.9%	(2.1)%	972	926	5.0%	821	779	5.4%
Other	95.5%	96.1%	(0.6)%	895	855	4.7%	757	726	4.3%

Total Same Property (2)	95.1%	95.9%	(0.8)%	$928	$877	5.8%	$777	$736	5.6%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(2) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.
(3) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(4) Revenue per Unit is total revenue divided by total number of occupied units.
(5) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Year to Date 2012
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE SIX MONTHS ENDED JUNE 30, 2012 (1)

		Revenues			Expenses			NOI
	2012	2011	% Chg	2012	2011	% Chg	2012	2011	% Chg

Atlanta	$14,473	$13,815	4.8%	$6,087	$5,935	2.6%	$8,386	$7,880	6.4%
Austin	15,862	14,833	6.9%	6,787	6,654	2.0%	9,075	8,179	11.0%
Birmingham	7,974	7,506	6.2%	3,147	3,155	(0.3)%	4,827	4,351	10.9%
Charleston	8,240	7,771	6.0%	3,205	3,195	0.3%	5,035	4,576	10.0%
Charlotte	21,851	20,329	7.5%	8,363	8,184	2.2%	13,488	12,145	11.1%
Dallas / Fort Worth	18,901	18,124	4.3%	8,629	8,311	3.8%	10,272	9,813	4.7%
Huntsville	4,252	4,132	2.9%	1,599	1,543	3.6%	2,653	2,589	2.5%
Orlando	10,983	10,546	4.1%	4,099	3,975	3.1%	6,884	6,571	4.8%
Phoenix	5,337	4,853	10.0%	1,770	1,755	0.9%	3,567	3,098	15.1%
Raleigh	11,975	11,354	5.5%	4,237	4,281	(1.0)%	7,738	7,073	9.4%
Richmond	8,769	8,519	2.9%	3,325	3,313	0.4%	5,444	5,206	4.6%
Savannah	8,108	7,752	4.6%	2,822	2,744	2.8%	5,286	5,008	5.6%
Other	22,395	21,392	4.7%	8,572	8,371	2.4%	13,823	13,021	6.2%

Total Same Property (2)	$159,120	$150,926	5.4%	$62,642	$61,416	2.0%	$96,478	$89,510	7.8%

	Financial Occupancy (3)			Revenue per Unit (4)			Rent per Unit (5)
	2012	2011	% Chg	2012	2011	% Chg	2012	2011	% Chg

Atlanta	95.1%	93.9%	1.2%	$976	$944	3.4%	$796	$768	3.6%
Austin	95.9%	95.9%	—%	948	887	6.9%	802	746	7.5%
Birmingham	96.0%	95.2%	0.8%	861	817	5.4%	733	700	4.7%
Charleston	96.0%	96.6%	(0.6)%	906	849	6.7%	758	707	7.2%
Charlotte	94.9%	94.9%	—%	847	788	7.5%	710	663	7.1%
Dallas / Fort Worth	93.6%	94.8%	(1.2)%	913	864	5.7%	755	719	5.0%
Huntsville	94.6%	95.7%	(1.1)%	896	861	4.1%	737	713	3.4%
Orlando	94.8%	95.8%	(1.0)%	1,100	1,045	5.3%	940	893	5.3%
Phoenix	95.4%	93.5%	1.9%	980	909	7.8%	829	776	6.8%
Raleigh	94.9%	95.5%	(0.6)%	903	852	6.0%	774	735	5.3%
Richmond	94.5%	95.1%	(0.6)%	910	878	3.6%	750	723	3.7%
Savannah	97.0%	98.2%	(1.2)%	969	916	5.8%	818	774	5.7%
Other	95.2%	95.3%	(0.1)%	445	425	4.7%	754	725	4.0%

Total Same Property (2)	95.1%	95.3%	(0.2)%	$919	$871	5.5%	$772	$732	5.5%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(2) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.
(3) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(4) Revenue per Unit is total revenue divided by total number of occupied units.
(5) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Second Quarter 2012
($ in 000s, except property data amounts)

SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	2Q12	1Q12	% Chg	2Q12	1Q12	% Chg	2Q12	1Q12	% Chg

Atlanta	$7,275	$7,198	1.1%	$3,063	$3,024	1.3%	$4,212	$4,174	0.9%
Austin	8,031	7,831	2.6%	3,441	3,346	2.8%	4,590	4,485	2.3%
Birmingham	4,021	3,953	1.7%	1,579	1,568	0.7%	2,442	2,385	2.4%
Charleston	4,161	4,078	2.0%	1,631	1,574	3.6%	2,530	2,504	1.0%
Charlotte	11,060	10,792	2.5%	4,115	4,248	(3.1)%	6,945	6,544	6.1%
Dallas / Fort Worth	9,549	9,352	2.1%	4,302	4,327	(0.6)%	5,247	5,025	4.4%
Huntsville	2,148	2,104	2.1%	800	799	0.1%	1,348	1,305	3.3%
Orlando	5,555	5,428	2.3%	2,062	2,037	1.2%	3,493	3,391	3.0%
Phoenix	2,685	2,652	1.2%	892	877	1.7%	1,793	1,775	1.0%
Raleigh	6,054	5,921	2.2%	2,125	2,113	0.6%	3,929	3,808	3.2%
Richmond	4,397	4,373	0.5%	1,705	1,620	5.2%	2,692	2,753	(2.2)%
Savannah	4,055	4,054	—%	1,376	1,446	(4.8)%	2,679	2,608	2.7%
Other	11,286	11,107	1.6%	4,303	4,269	0.8%	6,983	6,838	2.1%

Total Same Property (1)	$80,277	$78,843	1.8%	$31,394	$31,248	0.5%	$48,883	$47,595	2.7%

	Financial Occupancy (2)			Revenue per Unit (3)			Rent per Unit (4)
	2Q12	1Q12	% Chg	2Q12	1Q12	% Chg	2Q12	1Q12	% Chg

Atlanta	95.2%	95.0%	0.2%	$980	$972	0.8%	$800	$792	1.0%
Austin	95.8%	96.0%	(0.2)%	961	935	2.8%	809	795	1.8%
Birmingham	96.5%	95.4%	1.1%	864	859	0.6%	736	731	0.7%
Charleston	95.4%	96.7%	(1.3)%	921	891	3.4%	764	751	1.7%
Charlotte	94.9%	94.8%	0.1%	857	837	2.4%	717	703	2.0%
Dallas / Fort Worth	93.7%	93.5%	0.2%	921	904	1.9%	762	749	1.7%
Huntsville	95.5%	93.7%	1.8%	897	895	0.2%	734	739	(0.7)%
Orlando	95.0%	94.5%	0.5%	1,110	1,090	1.8%	946	934	1.3%
Phoenix	94.6%	96.2%	(1.6)%	994	966	2.9%	836	823	1.6%
Raleigh	94.7%	95.1%	(0.4)%	915	892	2.6%	778	770	1.0%
Richmond	94.1%	95.0%	(0.9)%	916	903	1.4%	754	746	1.1%
Savannah	96.8%	97.2%	(0.4)%	972	967	0.5%	821	816	0.6%
Other	95.5%	95.2%	0.3%	895	884	1.2%	757	750	0.9%

Total Same Property (1)	95.1%	95.1%	—%	$928	$911	1.9%	$777	$767	1.3%

(1) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property portfolio, as adjusted for dispositions during the year.
(2) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(3) Revenue per Unit is total revenue divided by total number of occupied units.
(4) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Operating Expenses Comparisons
Second Quarter 2012
($ in 000s)

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE THREE MONTHS ENDED JUNE 30, 2012

					% of Operating Expense
	2Q12	2Q11	$ Change	% Change	2Q12	2Q11	Change

On-site Payroll (1)	$8,121	$7,839	$282	3.6%	25.9%	25.3%	0.5%
Real Estate Taxes	7,900	7,522	378	5.0%	25.2%	24.3%	0.9%
Utilities (2)	7,002	6,784	218	3.2%	22.3%	21.9%	0.4%
Repairs and Maintenance (3)	5,629	5,789	(160)	(2.8)%	17.9%	18.7%	(0.8)%
Insurance	1,006	1,165	(159)	(13.6)%	3.2%	3.8%	(0.6)%
General and Administrative	1,136	1,104	32	2.9%	3.6%	3.6%	—%
Advertising and Promotions	600	737	(137)	(18.6)%	1.9%	2.4%	(0.5)%

Total Same Property (4)	$31,394	$30,940	$454	1.5%	100.0%	100.0%

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE SIX MONTHS ENDED JUNE 30, 2012

					% of Operating Expense
	2012	2011	$ Change	% Change	2012	2011	Change

On-site Payroll (1)	$16,450	$15,531	$919	5.9%	26.3%	25.3%	1.0%
Real Estate Taxes	15,796	15,169	627	4.1%	25.2%	24.7%	0.5%
Utilities (2)	14,079	13,825	254	1.8%	22.5%	22.5%	—%
Repairs and Maintenance (3)	10,696	10,765	(69)	(0.6)%	17.1%	17.5%	(0.5)%
Insurance	2,094	2,440	(346)	(14.2)%	3.3%	4.0%	(0.6)%
General and Administrative	2,295	2,257	38	1.7%	3.7%	3.7%	—%
Advertising and Promotions	1,232	1,429	(197)	(13.8)%	2.0%	2.3%	(0.4)%

Total Same Property (4)	$62,642	$61,416	$1,226	2.0%	100.0%	100.0%

(1) On-site payroll - Includes payroll and related expenses for on-site personnel including property managers, leasing consultants and maintenance staff.
(2) Utilities - Represents gross expenses prior to any recoveries from tenants and includes bulk cable program expenses. Recoveries are reflected in "Other
Property Related Revenue".
(3) Repairs and maintenance - Includes general maintenance costs, unit turnover costs including interior painting, routine landscaping, security, exterminating, fire protection, roof and parking lot repairs and other miscellaneous repair costs.
(4) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2011, as adjusted for dispositions during the year. The 2011 same property data reflects results of the 2012 same property communities, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TURST
Unconsolidated Joint Ventures
($ in 000s)

JOINT VENTURE OPERATIONS

	Three Months Ended		Six Months Ended
OPERATING DATA (1)	6/30/2012	6/30/2011	6/30/2012	6/30/2011

Property Revenues
Rental Revenue	$4,602	$6,961	$9,598	$13,990
Other Property Revenue	285	288	568	559
Total Property Revenues	4,887	7,249	10,166	14,549

Property Expenses
Property Operating and Maintenance	1,217	1,484	2,381	2,928
Taxes, License and Insurance	595	779	1,174	1,588
Total Property Expenses	1,812	2,263	3,555	4,516

Net Operating Income (NOI)	3,075	4,986	6,611	10,033

Other Income (Expense)
Interest, net	(2,258)	(2,943)	(4,565)	(5,900)
Depreciation and Amortization (2)	(1,256)	(2,170)	(2,606)	(4,515)
Other	(118)	(45)	(127)	(130)
Total Other Expenses	(3,632)	(5,158)	(7,298)	(10,545)

Gain on Sale of Properties, net	21,906	38	22,709	38
Income (Loss) from Partially-Owned Investments	$21,349	$(134)	$22,022	$(474)

			As of
BALANCE SHEET DATA (3)			6/30/2012	12/31/2011

Real Estate Assets, net (4)			$308,568	$1,078,691
Other Assets, net			25,186	92,473
Total Assets			$333,754	$1,171,164

Notes Payable			$212,919	$957,068
Other Liabilities			88,485	106,068
Total Liabilities			301,404	1,063,136

Member's Equity			32,350	108,028
Total Liabilities and Member's Equity			$333,754	$1,171,164

Colonial's Equity Investment (5)			$2,498	$(19,274)
Colonial's Pro-rata Share of Debt			$35,932	$147,842

(1) Operating data represents the Company's pro-rata share of revenues, expenses and NOI.
(2) Includes amortization of excess basis differences for certain joint ventures.
(3) Balance sheet data reported at 100%.
(4) Effective June 30, 2012, the Company redeemed its remaining 15% ownership interest in the 18-asset DRA/CLP joint venture.
(5) Includes distributions in excess of investment balance for one joint venture. This joint venture is presented as "Liabilities" on the Company's Balance Sheet as of June 30, 2012.

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of June 30, 2012
($ in 000s)

								Average
			Gross				Average	Remaining
	Number of	Total	Investment in	Construction	Mortgages and	Ownership	Interest	Term	% Fixed	% Variable
Venture	Properties	Units/GLA (1)	Real Estate (2)	in Progress	Notes Payable	Interest	Rate	(In Months)	Rate	Rate

MULTIFAMILY	5	1,016	$102,208	$13,841	$65,489	17%	5.68%	33	100.00%	—%

COMMERCIAL
DRA/CLP (3)	—	—	$—	$—	$—	—%	—%	—	—%	—%
Bluerock	9	1,703	236,943	—	106,903	10%	6.47%	65	100.00%	—%
Other	3	827	56,202	—	40,527	31%	5.82%	6	100.00%	—%

Total Commercial	12	2,530	$293,145	$—	$147,430

	17		$395,353	$13,841	$212,919

For more information on partially-owned unconsolidated assets, see Appendix pages 29-33.

(1) Gross leasable area (in 000s) includes anchor-owned square footage.
(2) Represents gross investment in real estate at 100% (excluding depreciation).
(3) Effective June 30, 2012, the Company redeemed its remaining 15% ownership interest in the 18-asset DRA/CLP joint venture.

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
($ in 000s)

FOR THE THREE MONTHS ENDED JUNE 30, 2012
									Colonial Share
	Total	Operating	Net Operating	Interest	Other (Income)	Gain (Loss)	Depreciation &	Net Income	of Net Income
Venture	Revenues	Expenses	Income	Expense	Expenses	on Sales	Amortization	(Loss)	(Loss) (1)

MULTIFAMILY	$2,803	$1,284	$1,519	$872	$22	$—	$947	$(322)	$(40)

COMMERCIAL
DRA/CLP (2)	$21,746	$9,516	$12,230	$10,520	$56	$21,906	$8,712	$14,848	$21,312
Bluerock	6,389	1,963	4,426	3,301	24	—	2,603	(1,502)	(50)
Other	1,558	673	885	567	48	—	221	49	127

Total Commercial	$29,693	$12,152	$17,541	$14,388	$128	$21,906	$11,536	$13,395	$21,389

	$32,496	$13,436	$19,060	$15,260	$150	$21,906	$12,483	$13,073	$21,349

FOR THE SIX MONTHS ENDED JUNE 30, 2012
									Colonial Share
	Total	Operating	Net Operating	Interest	Other (Income)	Gain (Loss)	Depreciation &	Net Income	of Net Income
Venture	Revenues	Expenses	Income	Expense	Expenses	on Sales	Amortization	(Loss)	(Loss) (1)

MULTIFAMILY	$5,543	$2,562	$2,981	$1,748	$44	$—	$1,892	$(703)	$(87)

COMMERCIAL
DRA/CLP (2)	$46,173	$18,695	$27,478	$21,042	$114	$21,906	$17,468	$10,760	$22,099
Bluerock	12,750	3,913	8,837	6,607	50	—	5,255	(3,075)	(108)
Other	3,167	1,134	2,033	1,228	67	803	644	897	118

Total Commercial	$62,090	$23,742	$38,348	$28,877	$231	$22,709	$23,367	$8,582	$22,109

	$67,633	$26,304	$41,329	$30,625	$275	$22,709	$25,259	$7,879	$22,022

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 29-33.

(1) Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.
(2) Effective June 30, 2012, the Company redeemed its remaining 15% ownership interest in the 18-asset DRA/CLP joint venture. As a result of the transaction, the Company recognized a gain of approximately

$21.9 million, the majority of which had been deferred since the original transaction that occurred in 2007.

COLONIAL PROPERTIES TRUST
Commercial Operational Statistics
Second Quarter 2012
	As of				As of
	6/30/2012	6/30/2011			6/30/2012	6/30/2011
Base rent per square foot - Straight-line			Square Feet (in 000's)
Office			Office
Consolidated	$26.51	$26.41	Consolidated		1,154	1,330
Unconsolidated	15.02	19.44	Unconsolidated (2)(3)		180	918
Retail (1)			Retail
Consolidated	$22.32	$22.82	Consolidated		1,260	1,225
Unconsolidated	20.32	21.96	Unconsolidated (2)(3)		91	440
Base rent per square foot - Cash
Office
Consolidated	$26.31	$25.66
Unconsolidated	15.40	19.12
Retail (1)
Consolidated	$22.25	$22.67
Unconsolidated	20.31	21.86

(1) This calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.
(2) Square footage includes the Company's weighted square footage for partially-owned unconsolidated properties based on the Company's ownership percentage. See Appendix page 32 for additional details.
(3) Effective June 30, 2012, the Company redeemed its remaining 15% ownership interest in the 18-asset DRA/CLP joint venture.

OFFICE LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2012	141	5%	$2,404	5%	21	2%	$372	2%
2013	207	8%	3,342	7%	35	3%	650	3%
2014	191	7%	3,246	7%	41	3%	680	3%
2015	682	26%	10,095	22%	170	14%	3,156	13%
2016	141	5%	2,688	6%	45	4%	920	4%
2017+	1,305	49%	23,992	53%	931	74%	17,907	75%
Total Leased SF	2,667		$45,767		1,243		$23,685

RETAIL LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2012	75	5%	$1,145	5%	25	2%	$532	3%
2013	121	8%	2,469	11%	90	7%	1,859	10%
2014	81	6%	1,475	7%	75	6%	1,354	7%
2015	102	7%	1,963	9%	97	8%	1,858	10%
2016	230	16%	2,098	9%	227	18%	2,036	10%
2017+	828	58%	13,165	59%	722	59%	11,705	60%
Total Leased SF	1,437		$22,315		1,236		$19,344

OFFICE CAPITAL EXPENDITURES
			Three Months Ended		Six Months Ended
Capital Expenditures ($ in 000s)			6/30/2012	6/30/2011	6/30/2012	6/30/2011
Regular Maintenance			$119	$80	$174	$129
Tenant Improvements			844	356	1,006	396
Leasing Commissions			380	208	459	370
Total			$1,343	$644	$1,639	$895
Less: Unconsolidated Assets			(964)	(384)	(1,227)	(606)
Total - Consolidated Assets			$379	$260	$412	$289

RETAIL CAPITAL EXPENDITURES
			Three Months Ended		Six Months Ended
Capital Expenditures ($ in 000s)			6/30/2012	6/30/2011	6/30/2012	6/30/2011
Regular Maintenance			$141	$9	$288	$37
Tenant Improvements			20	24	31	49
Leasing Commissions			39	87	183	179
Total			$200	$120	$502	$265
Less: Unconsolidated Assets			(21)	(49)	(53)	(76)
Total - Consolidated Assets			$179	$71	$449	$189

COLONIAL PROPERTIES TRUST
Real Estate Activities
Second Quarter 2012

ACQUISITIONS

						Stabilized
					Acquisition	Cap
	Location		Date	Units	Basis	Rate	Remarks
					($ MM)
Multifamily
Colonial Grand at Brier Falls	Raleigh, NC		Jan-2012	350	$45.0	5.6%
Colonial Grand at Fairview	Dallas, TX		May-2012	256	29.8	6.6%
					$74.8

DISPOSITIONS

					Sales	Cap
	Location		Date	SF (in 000s)	Price	Rate	Remarks
					($ MM)
Commercial
Colonial Promenade Madison	Huntsville, AL		Feb-2012	111	$3.0	8.4%	25% Ownership Interest
DRA/CLP (18 assets)	Multiple		June-2012	5,220	113.3	7.2%	15% Ownership Interest
					$116.3

RESIDENTIAL FOR-SALE DEVELOPMENTS
						Units
			Average Price		Units Closed	Closed
			of Units/Lots	Projected	in Current	Project to	Under	Remaining
Project	Location	Units	Closed	Sell Out	Quarter	Date	Contract (1)	Units/Lots
Metropolitan Midtown	Charlotte, NC	101	$372,496	4Q12 - 4Q13	2	92	2	7
Whitehouse Creek (lots)	Mobile, AL	59	$61,825	2Q13 - 4Q16	1	20	—	39
		160			3	112	2	46

(1) Units under contract are stated as of the end of the quarter. There can be no assurance that units under contract will close.

There can be no assurances of the amount, margin or velocity of future for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)
								Development Costs
		Units / SF			Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv'd	Leased	Date	Date	Date	Cost	2Q12	After
Multifamily
CG Hampton Preserve	Tampa, FL	486	330	392	4Q10	3Q12	1Q14	$54.1	$51.0	$3.1
CG at Double Creek	Austin, TX	296	n/a	41	1Q11	1Q13	4Q13	31.7	16.0	15.7
CG at Lake Mary (Phase I)	Orlando, FL	232	28	105	3Q11	1Q13	3Q13	30.3	21.6	8.7
CG at Lake Mary (Phase II)	Orlando, FL	108	n/a	n/a	1Q12	1Q13	1Q14	13.9	4.4	9.5
CR at South End	Charlotte, NC	353	n/a	n/a	1Q12	3Q13	4Q14	59.3	18.7	40.6
CG at Ayrsley (Phase II)	Charlotte, NC	81	n/a	n/a	2Q12	2Q13	2Q14	9.1	1.5	7.6
CG at Randal Park	Orlando, FL	462	n/a	n/a	2Q12	1Q14	1Q15	57.0	16.1	40.9
		2,018						$255.4	$129.3	$126.1
Commercial
Colonial Promenade Huntsville (Phase I) (1)	Huntsville, AL	—			3Q11	4Q12		$3.8	$3.8	$—

			Total Active Development Projects					$259.2	$133.1	$126.1
			Future Development Projects (see below)						75.5
			Investment Land (see below)						131.9
			Total Properties Under Development (per Balance Sheet)						$340.5

FUTURE DEVELOPMENT PIPELINE / LAND AND ASSETS HELD FOR SALE
					Future		Investment		Held
	Location	Units / SF			Development		Land		For Sale
Multifamily
CG at Thunderbird	Phoenix, AZ	244			$8.4		$—		$—
CG at Sweetwater	Phoenix, AZ	195			7.2		—		—
CG at Azure	Las Vegas, NV	390			10.6		—		—
CG at Bellevue (Phase II)	Nashville, TN	220			3.4
Total Multifamily Assets					$29.6		$—		$—

Commercial
Colonial Promenade Huntsville (Phase II) (1)	Huntsville, AL				$4.0		$—		$—
Colonial Promenade Nord du Lac (2)	Covington, LA	236,000			25.3		—		—
Randal Park	Orlando, FL				16.6		—		—
Outparcels / Pads					—		14.4		3.9
Total Commercial Assets					$45.9		$14.4		$3.9

Multifamily					$—		$2.3		$—
Commercial					—		45.3		135.5
Condo / Townhome					—		—		6.6
For-sale Residential Land					—		69.9		2.4
Total Projects					$75.5		$131.9		$148.4

(1) The Company is currently preparing site-work for the shadow-anchor in this commercial development. A portion of the cost presented for Phase I of this development will be reimbursed by the shadow-anchor upon completion of the project. The Company is still evaluating plans for this commercial project, therefore dollars attributable to this development are subject to change.
(2) Total cost to date for this project, including Phase I, is presented net of $25.8 million of impairment charges recorded in 4Q09 and 4Q08.

COLONIAL PROPERTIES TRUST
Debt Summary
As of June 30, 2012

QUARTERLY DEBT SUMMARY
($ In 000s)
	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat'y	Debt	%	Avg Int	Wtd Mat'y
Unsecured/Secured
Unsecured Line of Credit	$117,243	6%	1.6%	3.7	$117,243	6%	1.6%	3.7
Unsecured Other	1,031,266	56%	5.2%	3.5	1,031,267	55%	5.2%	3.5
Secured	693,523	38%	5.6%	6.7	729,454	39%	5.6%	6.5
Total Debt	$1,842,032	100%	5.1%	4.7	$1,877,964	100%	5.2%	4.7

Fixed/Floating
Fixed Rate Debt	$1,712,168	93%	5.4%	4.8	$1,748,100	93%	5.4%	4.8
Floating Rate Debt	129,864	7%	1.8%	3.7	129,864	7%	1.8%	3.7
Total Debt	$1,842,032	100%	5.1%	4.7	$1,877,964	100%	5.2%	4.7

PRINCIPAL DEBT MATURITY SCHEDULE
($ In MMs)

LINE OF CREDIT

	6/30/2012	12/31/2011	Interest Rate	Due

Floating	$117,243	$184,000	1.64%	3/29/2016
Total Outstanding on LOC	$117,243	$184,000	1.64%

Notes:
- In addition to the $500MM LOC, Wells Fargo has provided a $35MM Cash Management Line.
- 10 Banks participate in the LOC, co-led by Wells Fargo and Bank of America.
- The Facility is priced based on the Company's Senior Unsecured Debt Rating.
- The interest rate on the LOC is LIBOR + 140.0 bps, and the facility fee is 30.0 bps.
- 4-year facility through March 2016, plus a 1-year extension option.

COLONIAL PROPERTIES TRUST
Debt Summary
As of June 30, 2012

PUBLIC RATINGS
					Senior Unsecured
					Rating	Outlook
Fitch Ratings	George Hoglund		212-908-9149		BB+	Positive
Moody's Investor Services	Karen Nickerson		212-553-4924		Ba1	Positive
Standard & Poor's	Eugene Nusinzon		212-438-2449		BBB-	Positive

COVERAGE RATIOS
			2Q11	YTD '11		2Q12	YTD '12
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)			0.7	0.6		0.8	0.8

Supplemental Coverage Ratios (KPIs)
Interest Coverage (2)			2.4	2.3		2.4	2.3
Fixed Charge Coverage (3)			2.3	2.2		2.3	2.3
Fixed Charge w/ Capitalized Interest (4)			2.3	2.2		2.3	2.2

See Page 28 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company's financial status.

(1) The deficiency of the ratio of earnings to fixed charges for the three and six months ended June 30, 2012 and 2011 is primarily a result of non-cash depreciation and amortization expense.
(2) EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the
Company's ability to service debt. Additionally, management used this ratio to make balance sheet management decisions.
(3) EBITDA/Interest Exp + Pfd Dividends + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
(4) EBITDA/Interest Exp + Capitalized Interest + Pfd Div + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12	4Q12
Total Debt to Total Assets cannot exceed 60%	47.8%	45.9%	45.7%	46.6%	46.9%	46.3%
Secured Debt to Total Assets cannot
exceed 40%	21.7%	21.3%	21.4%	20.5%	20.2%	17.9%
Total Unencumbered Assets to Unsecured Debt
must be at least 150%	250.9%	270.0%	279.2%	259.6%	254.1%	248.1%
Consolidated Income Available for Debt Service
Charges must be at least 1.50/1	2.1x	2.2x	2.2x	2.2x	2.2x	2.2x

COLONIAL PROPERTIES TURST
Debt Summary
As of June 30, 2012

TOTAL MARKET CAPITALIZATION
($ In 000s)
	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12	4Q12
Consolidated Debt	$1,767,619	$1,703,998	$1,681,720	$1,759,727	$1,801,759	$1,842,032
Unconsolidated Debt	200,887	188,992	188,803	147,842	147,668	35,932
Total Debt	1,968,506	1,892,990	1,870,523	1,907,569	1,949,427	1,877,964
Preferred Stock
7.25% Series B (Units) (1)	50,000	50,000	50,000	—	—	—

Market Equity (Shares & Units)	1,737,178	1,919,631	1,717,119	1,974,253	2,065,932	2,107,285
Total Market Capitalization	$3,755,684	$3,862,621	$3,637,642	$3,881,822	$4,015,359	$3,985,249

Debt / Total Market Capitalization	52.4%	49.0%	51.4%	49.1%	48.5%	47.1%

(1) During December 2011, the Company redeemed the remaining 50% of its outstanding Series B Units.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s)

SUPPLEMENTAL DATA

	2Q12	2Q11	YTD 12	YTD 11
Consolidated
Straight Line Rents	$225	$497	343	1,022
Percentage Rents	232	175	259	238
Capitalized Interest	350	72	535	124
Debt - Principal Amortization	567	496	1,139	860
Amortization of Stock Compensation	2,041	1,509	4,000	2,998
Unconsolidated (1)
Straight Line Rents	167	90	205	208
Interest Expense	2,243	2,925	4,534	5,862
Debt - Principal Amortization	188	187	362	377
Amortization of Deferred Financing Costs	17	22	35	44

(1) The unconsolidated revenue and expense data are comprised of the Company's percentage of the applicable line item, which is calculated in accordance with
GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company's rights to cash flows and debt obligations related to the Company's unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management's view of evaluating current operating performance and trends.

INVESTMENT ACTIVITY

	2Q12	2Q11	YTD 12	YTD 11
Acquisitions
Multifamily	$29,775	$17,615	$74,775	$110,495
Acquisitions, Consolidated Assets	$29,775	$17,615	$74,775	$110,495

Development Expenditures
Multifamily	$24,227	$6,269	$37,859	$8,617
Commercial	4,104	712	6,079	4,241
For-Sale / Other	—	—	—	206
Development, Consolidated Assets	28,331	6,981	43,938	13,064
Less: Infrastructure Reimbursement from City/County	—	(267)	—	(267)
Development, Consolidated Assets	$28,331	$6,714	$43,938	$12,797

Proceeds from Sales of Properties, Net of Selling Costs
Commercial	$—	$—	$3,000	$—
For-Sale / Other	1,295	1,365	2,425	2,387
Outparcels / Land	263	255	263	2,980
Total, including subs	1,558	1,620	5,688	5,367
Selling Costs	(212)	(252)	(319)	(705)
Outparcels / Land	—	—	—	(2,475)
Less: Unconsolidated - net (1)	(263)	(255)	(3,263)	(505)
Sales, Net - Consolidated Assets	$1,083	$1,113	$2,106	$1,682

(1) Outparcels/Land sales for the three and six months ended June 30, 2012 and 2011 include outparcel sales at some of the Company's unconsolidated commercial properties.

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data in making financing and capital decisions.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF REVENUES

	2Q12	2Q11	YTD 12	YTD 11
Divisional Total Revenues
Multifamily - Same Property	$80,277	$76,515	$159,120	$150,926
Multifamily - Non-Same Property (1)	9,936	7,534	18,934	13,216
Commercial	17,671	19,055	35,387	38,823
Total Divisional Revenues	107,884	103,104	213,441	202,965

Less: Unconsolidated Revenue - Multifamily	(480)	(702)	(952)	(1,415)
Less: Unconsolidated Revenue - Commercial	(4,393)	(6,533)	(9,185)	(13,104)
Discontinued Operations	(4,879)	(8,137)	(9,169)	(16,763)
Unallocated Corporate Revenue	1,471	2,173	2,815	3,984
Consolidated Revenue Adjusted - '11 Discontinued Operations (2)	99,603	89,905	196,950	175,667

Add: Additional Discontinued Operations Revenue, post filing (3)	—	8,132	—	16,756
Total Consolidated Revenue, per 10-Q (4)	$99,603	$98,037	$196,950	$192,423

RECONCILIATION OF EXPENSES

	2Q12	2Q11	YTD 12	YTD 11
Divisional Total Expenses
Multifamily - Same Property	$31,394	$30,940	$62,642	$61,416
Multifamily - Non-Same Property (1)	4,467	3,808	8,502	6,756
Commercial	5,922	6,023	11,653	12,252
Total Divisional Expenses	41,783	40,771	82,797	80,424

Less: Unconsolidated Expenses - Multifamily	(220)	(349)	(437)	(723)
Less: Unconsolidated Expenses - Commercial	(1,771)	(2,174)	(3,478)	(4,301)
Discontinued Operations	(1,613)	(3,072)	(2,920)	(6,119)
Impairment - Discontinued Operations (5)	271	—	271	—
Total Property Operating Expenses	38,450	35,176	76,233	69,281
Property Management Expenses	3,001	2,181	5,847	4,603
General & Administrative Expenses	5,446	5,188	11,213	10,390
Management Fee and Other Expenses	1,769	1,884	3,814	3,653
Investment and Development Expenses (6)	205	393	592	979
Impairment and Other Losses	395	148	895	2,244
Depreciation	30,472	29,130	60,818	57,874
Amortization	1,324	1,773	3,142	3,584
Consolidated Expense Adjusted - '11 Discontinued Operations (2)	81,062	75,873	162,554	152,608

Add: Additional Discontinued Operations Expense, post filing (3)	—	6,195	—	12,920
Total Consolidated Expense, per 10-Q (4)	$81,062	$82,068	$162,554	$165,528

________________________
Notes on following page.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF NOI

	2Q12	2Q11	YTD 12	YTD 11
Divisional Total NOI
Multifamily - Same Property	$48,883	$45,575	$96,478	$89,510
Multifamily - Non-Same Property (1)	5,469	3,726	10,432	6,460
Commercial	11,749	13,032	23,734	26,571
Total Divisional NOI	66,101	62,333	130,644	122,541

Less: Unconsolidated NOI - Multifamily	(260)	(353)	(515)	(692)
Less: Unconsolidated NOI - Commercial	(2,622)	(4,359)	(5,707)	(8,803)
Discontinued Operations	(3,266)	(5,065)	(6,249)	(10,644)
Impairment - Discontinued Operations (5)	(271)	—	(271)	—
Unallocated Corporate Revenue	1,471	2,173	2,815	3,984
Property Management Expenses	(3,001)	(2,181)	(5,847)	(4,603)
General & Administrative Expenses	(5,446)	(5,188)	(11,213)	(10,390)
Management Fee and Other Expenses	(1,769)	(1,884)	(3,814)	(3,653)
Investment and Development Expenses (6)	(205)	(393)	(592)	(979)
Impairment and Other Losses	(395)	(148)	(895)	(2,244)
Depreciation	(30,472)	(29,130)	(60,818)	(57,874)
Amortization	(1,324)	(1,773)	(3,142)	(3,584)
Income from Operations	18,541	14,032	34,396	23,059
Total Other Income (Expense)	(3,060)	(21,586)	(26,293)	(43,951)
Income (Loss) from Continuing Operations (7)	15,481	(7,554)	8,103	(20,892)
Discontinued Operations	—	1,619	—	3,235
Income (Loss) from Continuing Operations, per 10-Q (4)	$15,481	$(5,935)	$8,103	$(17,657)

(1) Includes operations from for-sale portfolio.
(2) Reflects total consolidated revenue and total consolidated expense (as applicable), adjusted to reflect discontinued operations classifications made after filing of prior period financials.
(3) Adjustment to prior period financials to reflect discontinued operations classifications made after filing of prior period financials.
(4) For prior period, reflects total consolidated revenue, expense or income (loss) from continuing operations (as applicable) as presented in prior period financials (i.e., excluding adjustment for discontinued operations classifications made after filing of prior period financials).
(5) Includes a non-cash impairment charge recorded on one of the Company's commercial assets, which is currently classified as held for sale.
(6) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(7) Income (Loss) from Continuing Operations before extraordinary items, noncontrolling interest and discontinued operations. Adjustments for additional discontinued operations have restated periods in accordance with ASC 205-20.

DATA FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2012 AND 2011

	2Q12	2Q11	YTD 12	YTD 11
Assets Sold
Revenue from Assets Sold	$12	$3,881	$42	$8,350
Expenses from Assets Sold	160	1,997	320	3,906
(NOL)/NOI from Assets Sold	$(148)	$1,884	$(278)	$4,444

Assets Held for Sale
Revenue from Assets Held for Sale	$4,867	$4,256	$9,127	$8,413
Expenses from Assets Held for Sale (1)	1,182	1,075	2,329	2,213
NOI from Assets Held for Sale	$3,685	$3,181	$6,798	$6,200

(1) The three and six month periods ended June 30, 2012 excludes a $0.3 million non-cash impairment charge recorded on one of the Company's commercial assets.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

NOI FROM DISCONTINUED OPERATIONS
NOI/(NOL) as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of June 30, 2012). A reconciliation of income from operations from properties sold or held for sale to NOI/(NOL) for these properties is as follows:

	2Q12	2Q11	YTD 12	YTD 11
Income from discontinued operations	$2,250	$1,510	$3,177	$3,092
Adjustment for:
Impairment	271	—	271	—
Interest (income) expense, net	(2)	311	(39)	587
Debt cost amortization expense	—	7	—	13
Depreciation and amortization expense	1,018	3,237	3,111	6,952
NOI from discontinued operations	$3,537	$5,065	$6,520	$10,644

(NOL)/NOI from assets sold	(148)	1,884	(278)	4,444
NOI from assets held for sale	3,685	3,181	6,798	6,200
NOI from discontinued operations	$3,537	$5,065	$6,520	$10,644

ADJUSTED EBITDA RECONCILIATION

	2Q12	2Q11	YTD 12	YTD 11
Net Income (Loss) Available to Common Shareholders	$16,377	$(6,437)	$10,401	$(18,060)

Consolidated
Noncontrolling Interest	1,334	(554)	848	(1,596)
(Income)/Loss - Unconsolidated Assets	(21,349)	134	(22,022)	474
Preferred Dividends	—	906	—	1,813
Interest Expense	23,277	20,759	46,330	41,998
Amortization of Deferred Financing Costs	1,402	1,153	2,835	2,311
Income Tax Expense	277	271	465	519
Depreciation & Amortization	32,814	34,140	67,071	68,410
(Gain)/Loss on Sale of Property (Continuing & Discontinued Operations)	20	(23)	249	56
Gain/(Loss) on Sale of Undepreciated Property (1)	(8)	10	(269)	(69)
Impairment	666	63	1,166	1,773
Amortization of Stock-Based Compensation Expense	2,041	1,509	4,000	2,998
Adjusted EBITDA from Consolidated Properties	56,851	51,931	111,074	100,627
Unconsolidated
Reverse: Income/(Loss) - Unconsolidated Assets	21,349	(134)	22,022	(474)
Interest Expense	2,243	2,925	4,534	5,862
Amortization of Deferred Financing Costs	17	22	35	44
Depreciation & Amortization	1,795	2,771	3,696	5,788
Impairment	97	—	97	18
(Gain)/Loss on Sale of Property	(21,906)	4	(22,709)	25
Adjusted EBITDA	$60,446	$57,519	$118,749	$111,890

(1) The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in Adjusted EBITDA, as this is a recurring source of cash.

Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization ("EBITDA"), including the effects of the Company's percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property, impairments and certain other one-time charges. The Company believes Adjusted EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company's ability to service debt, fund capital expenditures and expand its business. However, Adjusted EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, Adjusted EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company's financial performance.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF SEC COVERAGE RATIOS

	2Q12	2Q11	YTD 12	YTD 11
Earnings
Net Income (Loss)	$16,377	$(6,437)	$10,401	$(18,060)
Discontinued Operations:
Income from Discontinued Operations	(2,250)	(1,510)	(3,177)	(3,092)
Noncontrolling Interest in CRLP	168	119	239	251
Loss on Disposal of Discontinued Operations	12	—	14	—
CRLP Noncontrolling Interest - Common U/H	1,166	(673)	609	(1,847)
Loss/(Gain) from Sales of Property	9	(23)	235	56
Noncontrolling Interest of Limited Partners	8	41	17	43
Income Tax Expense	277	271	465	519
(Income)/Loss from Partially-Owned Investments	(21,349)	134	(22,022)	474
	(5,582)	(8,078)	(13,219)	(21,656)
Amortization of Interest Capitalized	490	497	987	994
Capitalized Interest	(350)	(72)	(535)	(124)
Distributions from Partially-Owned Investments	185	995	471	2,072
Fixed Charges, from below	25,029	22,890	49,700	46,246
Earnings	$19,772	$16,232	$37,404	$27,532

Fixed Charges
Interest Expense	$23,277	$20,759	$46,330	$41,998
Capitalized Interest	350	72	535	124
Amortization of Deferred Financing Costs	1,402	1,153	2,835	2,311
Distributions to Series B Preferred Unitholders	—	906	—	1,813
Total	$25,029	$22,890	$49,700	$46,246

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	2Q12	2Q11	YTD 12	YTD 11
Interest Coverage Denominator
Interest Expense	$23,277	$20,759	$46,330	$41,998
Interest Expense - Unconsolidated	2,243	2,925	4,534	5,862
Total Interest Expense	$25,520	$23,684	$50,864	$47,860

Fixed Charge Denominator
Add: Preferred Dividend Payments	$—	$906	$—	$1,813
Debt Principal Amortization	567	496	1,139	860
Debt Principal Amortization - Unconsolidated	188	187	362	377
Total Fixed Charges	$26,275	$25,273	$52,365	$50,910

Fixed Charge with Capitalized Interest Denominator
Add: Capitalized Interest	350	72	535	124
Total Fixed Charges w/ Capitalized Interest	$26,625	$25,345	$52,900	$51,034

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of June 30, 2012
Appendix
			Year Built / Avg		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Age	% Own	Homes	Occupancy Rate	Per Home	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS
CG at Barrett Creek	Atlanta	GA	1999	100.0%	332	97.6%	$754	$968	$0.81	S
CG at Berkeley Lake	Atlanta	GA	1998	100.0%	180	97.8%	876	1,037	0.65	S
CG at Huntcliff	Atlanta	GA	1997	20.0%	358	96.9%	825	996	0.81
CG at McDaniel Farm	Atlanta	GA	1997	100.0%	425	95.8%	752	995	0.71	S
CG at Mount Vernon	Atlanta	GA	1997	100.0%	213	95.3%	1,040	1,151	0.86	S
CG at Pleasant Hill	Atlanta	GA	1996	100.0%	502	96.4%	716	885	0.72	S
CG at River Oaks	Atlanta	GA	1992	100.0%	216	97.2%	829	988	0.65	S
CG at River Plantation	Atlanta	GA	1994	100.0%	232	94.4%	826	992	0.62	S
CG at Shiloh	Atlanta	GA	2002	100.0%	498	92.0%	802	968	0.75	S
	Total	9	15.6 Years		2,956	95.5%	$804	$984	$0.73
	Same Store	8	15.6 Years		2,598	95.5%	$800	$980	$0.72
CG at Ashton Oaks	Austin	TX	2008	100.0%	362	97.5%	$767	$912	$0.90	S
CG at Canyon Creek	Austin	TX	2007	100.0%	336	95.5%	842	1,023	0.81	S
CG at Onion Creek	Austin	TX	2008	100.0%	300	95.0%	939	1,100	0.90	S
CG at Round Rock	Austin	TX	2007	100.0%	422	96.7%	845	987	0.83	S
CG at Silverado	Austin	TX	2004	100.0%	238	98.3%	835	975	0.83	S
CG at Silverado Reserve	Austin	TX	2006	100.0%	256	97.7%	928	1,083	0.89	S
CG at Wells Branch	Austin	TX	2007	100.0%	336	94.6%	825	996	0.86
CV at Canyon Hills	Austin	TX	1995	100.0%	229	96.9%	731	817	0.91	S
CV at Quarry Oaks	Austin	TX	1996	100.0%	533	96.6%	728	899	0.84	S
CV at Sierra Vista	Austin	TX	1999	100.0%	232	99.6%	703	850	0.79	S
	Total	10	8.8 Years		3,244	96.7%	$811	$964	$0.86
	Same Store	9	9.2 Years		2,908	96.9%	$809	$961	$0.86
CG at Liberty Park	Birmingham	AL	2000	100.0%	300	94.0%	$1,024	$1,153	$0.91	S
CG at Riverchase Trails	Birmingham	AL	1996	100.0%	346	98.3%	749	884	0.79	S
CV at Inverness	Birmingham	AL	1986/87/90/97	100.0%	586	96.2%	587	691	0.68	S
CV at Trussville	Birmingham	AL	1996	100.0%	376	98.1%	729	883	0.67	S
	Total	4	17.0 Years		1,608	96.7%	$735	$863	$0.75
	Same Store	4	17.0 Years		1,608	96.7%	$736	$864	$0.75
CG at Commerce Park	Charleston	SC	2008	100.0%	312	93.9%	$827	$928	$0.84
CG at Cypress Cove	Charleston	SC	2001	100.0%	264	94.7%	917	1,022	0.80	S
CG at Quarterdeck	Charleston	SC	1986	100.0%	230	98.3%	916	1,085	0.96	S
CV at Hampton Pointe	Charleston	SC	1986	100.0%	304	95.4%	778	947	0.75	S
CV at Waters Edge	Charleston	SC	1985	100.0%	204	92.2%	687	842	0.75	S
CV at Westchase	Charleston	SC	1986	100.0%	352	96.0%	640	813	0.87	S
CV at Windsor Place	Charleston	SC	1984	100.0%	224	96.4%	675	844	0.71	S
	Total	7	21.6 Years		1,890	95.3%	$775	$923	$0.81
	Same Store	6	24.5 Years		1,578	95.6%	$764	$921	$0.81
CG at Ayrsley	Charlotte	NC	2008	100.0%	368	94.8%	$829	$974	$0.82	S
CG at Beverly Crest	Charlotte	NC	1996	100.0%	300	98.0%	744	905	0.80	S
CG at Cornelius	Charlotte	NC	2007	100.0%	236	96.2%	810	963	0.76
CG at Huntersville	Charlotte	NC	2008	100.0%	250	97.2%	835	978	0.84	S
CG at Legacy Park	Charlotte	NC	2001	100.0%	288	97.6%	753	893	0.72	S
CG at Mallard Creek	Charlotte	NC	2004	100.0%	252	98.0%	788	936	0.85	S
CG at Mallard Lake	Charlotte	NC	1998	100.0%	302	95.0%	776	939	0.78	S
CG at Matthews Commons	Charlotte	NC	2008	100.0%	216	98.1%	860	1,000	0.91	S
CG at University Center	Charlotte	NC	2005	100.0%	156	98.7%	758	913	0.71	S
CV at Chancellor Park	Charlotte	NC	1999	100.0%	340	97.4%	703	838	0.73	S
CV at Charleston Place	Charlotte	NC	1986	100.0%	214	95.8%	536	657	0.67	S
CV at Greystone	Charlotte	NC	1998/2000	100.0%	408	94.6%	623	761	0.66	S
CV at Matthews	Charlotte	NC	1990	100.0%	270	97.8%	767	901	0.81	S
CV at South Tryon	Charlotte	NC	2002	100.0%	216	92.6%	698	822	0.64	S
CV at Stone Point	Charlotte	NC	1986	100.0%	192	94.8%	648	767	0.72	S
CV at Timber Crest	Charlotte	NC	1999	100.0%	282	97.9%	641	762	0.66	S
Enclave	Charlotte	NC	2008	100.0%	85	96.5%	1,512	1,675	0.60
Heatherwood	Charlotte	NC	1980	100.0%	476	95.8%	603	746	0.66	S
	Total	18	13.4 Years		4,851	96.4%	$736	$877	$0.74
	Same Store	16	14.4 Years		4,530	96.4%	$717	$857	$0.74

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of June 30, 2012
Appendix
			Year Built / Avg		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Age	% Own	Homes	Occupancy Rate	Per Home	Per Home	Per SF	S-P
Belterra	Dallas/Fort Worth	TX	2006	10.0%	288	96.5%	$878	$978	$0.91
CG at Bear Creek	Dallas/Fort Worth	TX	1998	100.0%	436	93.8%	826	965	0.91	S
CG at Hebron	Dallas/Fort Worth	TX	2011	100.0%	312	98.7%	1,012	1,170	0.90
CG at Valley Ranch	Dallas/Fort Worth	TX	1995	100.0%	396	96.0%	1,062	1,213	0.91	S
CR at Medical District	Dallas/Fort Worth	TX	2007	100.0%	278	95.7%	1,011	1,098	1.16
CV at Grapevine	Dallas/Fort Worth	TX	1985	100.0%	450	97.1%	700	851	0.81	S
CV at Main Park	Dallas/Fort Worth	TX	1984	100.0%	192	94.8%	718	881	0.76	S
CV at North Arlington	Dallas/Fort Worth	TX	1985	100.0%	240	94.2%	593	751	0.75	S
CV at Oakbend	Dallas/Fort Worth	TX	1997	100.0%	426	97.7%	749	906	0.83	S
CV at Shoal Creek	Dallas/Fort Worth	TX	1996	100.0%	408	96.8%	792	989	0.85	S
CV at Vista Ridge	Dallas/Fort Worth	TX	1985	100.0%	300	93.7%	591	726	0.75	S
CV at Willow Creek	Dallas/Fort Worth	TX	1996	100.0%	478	97.3%	730	909	0.82	S
Remington Hills	Dallas/Fort Worth	TX	1985	100.0%	362	95.6%	729	885	0.76	S
	Total	13	17.9 Years		4,566	96.1%	$802	$953	$0.86
	Same Store	10	21.9 Years		3,688	95.9%	$762	$921	$0.83
CG at Edgewater	Huntsville	AL	1990/99	100.0%	500	97.4%	$704	$857	$0.65	S
CG at Madison	Huntsville	AL	1999	100.0%	336	97.3%	779	958	0.74	S
	Total	2	15.5 Years		836	97.4%	$734	$897	$0.68
	Same Store	2	15.5 Years		836	97.4%	$734	$897	$0.68
CG at Heather Glen	Orlando	FL	2000	100.0%	448	94.4%	$984	$1,137	$0.84	S
CG at Heathrow	Orlando	FL	1997	100.0%	312	96.2%	938	1,115	0.83	S
CG at Town Park Reserve	Orlando	FL	2004	100.0%	80	95.0%	1,120	1,252	1.16	S
CG at Town Park (Lake Mary)	Orlando	FL	2002	100.0%	456	98.0%	1,015	1,183	0.86	S
CV at Twin Lakes	Orlando	FL	2004	100.0%	460	95.0%	816	984	0.90	S
	Total	5	11.1 Years		1,756	95.8%	$947	$1,111	$0.87
	Same Store	5	11.1 Years		1,756	95.8%	$946	$1,110	$0.87
CG at Inverness Commons	Phoenix	AZ	2002	100.0%	300	96.7%	$721	$877	$0.71	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100.0%	208	97.1%	848	1,022	0.86	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100.0%	264	97.0%	883	1,036	0.88	S
CG at Scottsdale	Phoenix	AZ	1999	100.0%	180	95.6%	944	1,096	0.84	S
	Total	4	15.0 Years		952	96.6%	$836	$994	$0.81
	Same Store	4	15.0 Years		952	96.6%	$836	$994	$0.81
CG at Arringdon	Raleigh	NC	2003	100.0%	320	99.4%	$799	$952	$0.82	S
CG at Brier Creek	Raleigh	NC	2009	100.0%	364	94.0%	899	1,003	0.82	S
CG at Brier Falls	Raleigh	NC	2008	100.0%	350	95.7%	992	1,079	0.91
CG at Crabtree Valley	Raleigh	NC	1997	100.0%	210	96.7%	739	860	0.74	S
CG at Patterson Place	Raleigh	NC	1997	100.0%	252	96.4%	806	963	0.85	S
CG at Research Park (Durham)	Raleigh	NC	2002	20.0%	370	93.8%	784	928	0.75
CG at Trinity Commons	Raleigh	NC	2000/02	100.0%	462	94.4%	754	892	0.72	S
CV at Beaver Creek	Raleigh	NC	2000/03	100.0%	316	96.2%	732	905	0.75
CV at Deerfield	Raleigh	NC	1985	100.0%	204	95.1%	748	887	0.77	S
CV at Highland Hills	Raleigh	NC	1987	100.0%	250	95.6%	735	897	0.70	S
CV at Woodlake	Raleigh	NC	1996	100.0%	266	95.1%	699	825	0.73	S
	Total	11	13.7 Years		3,364	95.7%	$795	$931	$0.78
	Same Store	8	15.6 Years		2,328	95.7%	$778	$915	$0.77
Ashley Park	Richmond	VA	1988	100.0%	272	94.1%	$646	$772	$0.90	S
CR at West Franklin	Richmond	VA	1964/65	100.0%	332	87.7%	672	924	1.31	S
CV at Chase Gayton	Richmond	VA	1984	100.0%	328	94.8%	823	966	0.87	S
CV at Hampton Glen	Richmond	VA	1986	100.0%	232	97.4%	818	959	1.07	S
CV at Waterford	Richmond	VA	1990	100.0%	312	96.2%	822	974	0.89	S
CV at West End	Richmond	VA	1987	100.0%	224	95.5%	744	886	1.07	S
	Total	6	29.3 Years		1,700	94.0%	$755	$917	$0.99
	Same Store	6	29.3 Years		1,700	94.0%	$754	$916	$0.99

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of June 30, 2012
Appendix
			Year Built / Avg		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Age	% Own	Homes	Occupancy Rate	Per Home	Per Home	Per SF	S-P
CG at Godley Station	Savannah	GA	2005	100.0%	312	95.8%	$861	$1,001	$0.80	S
CG at Hammocks	Savannah	GA	1997	100.0%	308	94.5%	936	1,128	0.89	S
CV at Godley Lake	Savannah	GA	2008	100.0%	288	95.1%	818	963	0.87	S
CV at Greentree	Savannah	GA	1983	100.0%	194	94.8%	671	811	0.79	S
CV at Huntington	Savannah	GA	1986	100.0%	147	96.6%	743	891	0.90	S
CV at Marsh Cove	Savannah	GA	1983	100.0%	188	91.5%	785	909	0.75	S
	Total	6	18.8 Years		1,437	94.8%	$821	$972	$0.83
	Same Store	6	18.8 Years		1,437	94.8%	$821	$972	$0.83
TOTAL PROPERTIES IN MAJOR MARKETS		95	15.9 Years		29,160	96.0%	$792	$943	$0.80
	Same Store	84	17.1 Years		25,919	96.0%	$780	$933	$0.80

PROPERTIES IN OTHER MARKETS
Autumn Hill	Charlottesville	VA	1970	100.0%	425	96.0%	$679	$849	$0.78	S
CG at Autumn Park	Greensboro	NC	2001/04	100.0%	402	92.5%	777	848	0.76	S
CG at Bellevue	Nashville	TN	1996	100.0%	349	99.4%	909	996	0.92	S
CG at Desert Vista	Las Vegas	NV	2008	100.0%	380	94.5%	725	900	0.81	S
CG at Lakewood Ranch	Sarasota	FL	1999	100.0%	288	97.9%	1,058	1,266	1.01	S
CG at Palm Vista	Las Vegas	NV	2007	100.0%	341	95.6%	817	897	0.80
CG at Seven Oaks	Tampa	FL	2004	100.0%	318	98.1%	896	1,095	0.94	S
CG at Traditions	Gulf Shores	AL	2007	100.0%	324	91.5%	590	728	0.55
CG at Wilmington	Wilmington	NC	1998/2002	100.0%	390	98.2%	693	779	0.76	S
CV at Ashford Place	Mobile	AL	1983	100.0%	168	93.5%	582	681	0.67	S
CV at Greenbrier	Fredericksburg	VA	1988	100.0%	258	96.1%	861	1,036	1.03	S
CV at Harbour Club	Norfolk	VA	1988	100.0%	213	99.1%	801	967	0.88	S
CV at Huntleigh Woods	Mobile	AL	1978	100.0%	233	93.1%	552	681	0.65	S
CV at Mill Creek	Winston-Salem	NC	1984	100.0%	220	94.1%	548	670	0.58	S
CV at Pinnacle Ridge	Asheville	NC	1948/85	100.0%	166	95.2%	722	832	0.82	S
CV at Tradewinds	Norfolk	VA	1988	100.0%	284	97.2%	809	950	0.82	S
Cypress Village Rental	Gulf Shores	AL	2008	100.0%	96	99.0%	1,216	1,360	0.57
Glen Eagles	Winston-Salem	NC	1990/2000	100.0%	310	92.9%	611	748	0.61	S
TOTAL PROPERTIES IN OTHER MARKETS		18	19.6 Years		5,165	96.2%	$759	$893	$0.78
	Same Store	15	22.5 Years		4,404	95.9%	$757	$895	$0.81

LEASE UP PROPERTIES
CG at Fairview	Dallas/Fort Worth	TX	2012	100%	256	—	$1,149	$1,366	$1.15
CG at Hampton Preserve	Tampa	FL	2012	100%	486	—	1,004	1,224	0.94
TOTAL LEASE UP		2			742	—	$1,054	$1,273	$1.01

TOTAL ALL PROPERTIES		115	16.5 Years		35,067	96.0%	$787	$936	$0.80
	Same Store	99	17.9 Years		30,323	96.0%	$777	$928	$0.80

CG = Colonial Grand Apartments and CR = Colonial Reserve, Class A; CV = Colonial Village Apartments, Class B
LU = Properties in lease up. These properties are not included in Occupancy and Market Rent calculations.
S = Current year same-property portfolio: Property has been stabilized as of the beginning of the prior calendar year. Partially-owned properties are not included.

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of June 30, 2012
Appendix
					Square Feet (000s)
						Anchor		Physical	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

CONSOLIDATED PROPERTIES
CC Brookwood Village (Office)	Birmingham	AL	2007	100%	170	—	170	100.0%	$29.18
Metropolitan Midtown (Office)	Charlotte	NC	2008	100%	170	—	170	95.5%	28.18
Ravinia 3 (Office)	Atlanta	GA	1991	100%	814	—	814	94.1%	25.54
Brookwood Village (Retail)	Birmingham	AL	1973/91/00	100%	604	232	372	88.4%	24.47
CP Tannehill (Retail)	Birmingham	AL	2008	100%	445	211	234	91.1%	20.17
Metropolitan Midtown (Retail)	Charlotte	NC	2008	100%	172	—	172	91.6%	26.7
CP Alabaster (Retail)	Birmingham	AL	2005	100%	612	393	219	97.1%	20.03
CP Craft Farms (Retail)	Gulf Shores	AL	2010	100%	68	—	68	88.1%	19.32
CP Nord du Lac (Retail)	New Orleans	LA	2010	100%	283	87	196	91.9%	18.06
Total Consolidated		9			3,338	923	2,415	93.2%	$25.36

UNCONSOLIDATED PROPERTIES

Bluerock Joint Venture (Office)
Colonial Center Lakeside	Huntsville	AL	1989/90	10%	122	—	122	100.0%	$17.94
Colonial Center Research Park	Huntsville	AL	1999	10%	134	—	134	83.7%	18.52
Colonial Center Research Place	Huntsville	AL	1979/84/88	10%	275	—	275	74.7%	15.52
DRS Building	Huntsville	AL	1972/86/90/03	10%	215	—	215	100.0%	8.93
Northrop Grumman Building	Huntsville	AL	2007	10%	110	—	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	10%	235	—	235	97.5%	17.92
Progress Center	Huntsville	AL	1987/89	10%	222	—	222	93.6%	13.82
Regions Bank Center	Huntsville	AL	1990	10%	154	—	154	93.9%	19.07
Research Park Office Center	Huntsville	AL	1998/99	10%	236	—	236	95.0%	14.02
Total		9			1,703	—	1,703	92.2%	$15.10
Total (Weighted)		9					170	92.2%	$15.10

Other Joint Ventures
Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.0%	$13.71
CP Hoover (Retail)	Birmingham	AL	2002	10%	381	216	165	86.9%	18.58
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	98.8%	20.60
Total		3			827	484	343	93.2%	$18.53
Total (Weighted)		3					101	97.0%	$18.99

Total Unconsolidated		12			2,530	484	2,046	92.4%	$15.41
Total Unconsolidated (Weighted)		12					271	94.0%	$16.04

THIRD-PARTY MANAGED BUSINESS
International Park 2000 (Office)	Birmingham	AL		0%	130
Calico Corner (Retail)	Birmingham	AL		0%	6
Hoover Commons (Retail)	Birmingham	AL		0%	197
DRA/CLP Joint Venture (18 assets) (2)	Multiple			0%	158
TOTAL MANAGED		21			5,553

Total Commercial Properties		42			11,421	1,407	4,461	92.8%	$19.97
Total Commercial Properties (Weighted)		42					2,685	93.3%	$24.20

(1) Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.
(2) As a result of the Company redeeming its remaining 15% interest in this joint venture effective June 30, 2012, management of these properties is expected to be transitioned by September 30, 2012.

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Venture Summary
As of June 30, 2012
Appendix
($ in 000s)

	Units/		CLP %	Occupancy	Secured	Equity
Property	SF-000s		Owned	Rate	Debt	Investment

Colonial Grand at Research Park	370		20%	93.8%	$4,264	$602
Colonial Grand at Huntcliff	358		20%	96.9%	4,963	1,297
Belterra	288		10%	96.5%	1,936	332
Regents Park (Phase II) (1)	—		40%	—%	—	3,381
Colonial Grand at McKinney (1)	—		25%	—%	—	1,718

Total Multifamily	1,016				$11,163	$7,330

DRA/CLP (2)	—		—%	—%	—	—
Bluerock (3)	1,703		10%	92.2%	10,690	(6,795)

Other
Land Title Building	30		33%	100.0%	166	341
Colonial Promenade Hoover	381		10%	86.9%	1,525	34
Colonial Promenade Smyrna	416		50%	98.8%	12,388	1,523

Total Commercial	2,530	(4)			$24,769	$(4,897)

Other Unconsolidated Investments					—	65
Total Investments in Unconsolidated Subsidiaries					$35,932	$2,498

(1) Consists of undeveloped land.
(2) Effective June 30, 2012, the Company redeemed its remaining 15% ownership interest in the 18-asset DRA/CLP joint venture.
(3) Equity investment includes the Company's investment of approximately ($0.1 million), plus the excess basis difference on the transaction of approximately
($6.7 million), which is being amortized over the life of the properties. This joint venture is presented under "Liabilities" on the Company's Balance Sheet as of
June 30, 2012.
(4) Retail square footage includes anchor-owned square footage. See Commercial Property Table, pg. 32.

COLONIAL PROPERTIES TRUST
Glossary of Terms

RENT PER SQUARE UNIT (FOOT):	Effective rent per unit - average net effective rental rate per occupied unit. Base rent per unit - rental revenue charged to tenants divided by occupied square feet for commercial properties. Rental revenue used in on a monthly basis for multifamily properties and an annual basis for commercial properties.

CAPITALIZED LEASING	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the
COMMISSIONS:	lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of
Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses)
from sales of property.

FUNDS FROM OPERATIONS	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted
(FFO):	accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversation of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company's
Common Shares.

NET EFFECTIVE RENTAL RATE:	The Company's rental rate after "loss to lease", concessions and vacancy.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-
year.

PROPERTY OR DIVISIONAL	Property revenues less property operating expenses.
NET OPERATING INCOME:

RENTAL DOLLARS (LEASING	Total annual revenues to be earned the first year from renewed or re-leased space.
(EXECUTION):

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant.
Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET	The sum of total notes and mortgages payable plus the total market value of all shares and units
CAPITALIZATION:	outstanding at the market price per share on the date indicated.